                                                                     Exhibit 99


                         PRODUCTS OF WITEC INDUSTRIES, L.L.C.


--------------------------------------------------------------------
--------------------------------------------------------------------

PRODUCT                                                STOCK NUMBER
--------------------------------------------------------------------
ONE-UP-TM- BINAURAL HEADSETS
----------------------------
--------------------------------------------------------------------
Daystart II RJ-TM-                                     RJ-75
--------------------------------------------------------------------
Daystart II-TM-                                        025-75
--------------------------------------------------------------------
Headphone 1A-TM-                                       015-75
--------------------------------------------------------------------
Walk-N-Talk-TM-                                        WT-75
--------------------------------------------------------------------
ONE-UP-TM- MONAURAL HEADSET
--------------------------------------------------------------------
Day Start III RJ-TM-                                   RJ-50
--------------------------------------------------------------------
Daystart II-TM-                                        025-50
--------------------------------------------------------------------
Headphone 1A-TM-                                       015-50
--------------------------------------------------------------------
Walk-N-Talk-TM-                                        WT-50
--------------------------------------------------------------------
3-IN-1-TM- BINAURAL HEADSET
--------------------------------------------------------------------
Daystart IIRJ-TM-                                      RJ-25
--------------------------------------------------------------------
Daystart II-TM-                                        025-25
--------------------------------------------------------------------
Headphone 1A-TM-                                       015-25
--------------------------------------------------------------------
Walk-N-Talk-TM-                                        WT-25
--------------------------------------------------------------------
TRILUX-TM- HEADSET
--------------------------------------------------------------------
Daystart IIRJ-TM-                                      RJ-05
--------------------------------------------------------------------
Daystart II-TM-                                        025-05
--------------------------------------------------------------------
Headphone 1A-TM-                                       015-05
--------------------------------------------------------------------
Walk-N-Talk-TM-                                        WT-05
--------------------------------------------------------------------
CORDLESS HEADSETS AND HANDSETS
--------------------------------------------------------------------
Walk-N-Talk-TM- Cordless Headset Telephone             040-75
--------------------------------------------------------------------
Office-Mate-TM- Cordless Binaural Headset              850-75
--------------------------------------------------------------------
Office-Mate-TM- Cordless Monaural Headset              850-50
--------------------------------------------------------------------
Office Mate-TM- Cordless Handset                       900-BGE
--------------------------------------------------------------------
--------------------------------------------------------------------




                                      Page 7-40